UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2006

CompuCredit Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-25751	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, Georgia, 30346

(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-206-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 25, 2005, Liberty Acquisition, Inc. (“Liberty”), a subsidiary of CompuCredit Corporation, entered into a Stock Purchase Agreement (the “Agreement”) with CardWorks, L.P., pursuant to which Liberty would acquire all of the issued and outstanding shares of capital stock of CardWorks, Inc., a privately held issuer and third-party servicer of consumer credit cards through its subsidiaries Merrick Bank Corporation, a Utah industrial loan bank, and Cardholder Management Services, LLC.

On March 23, 2006, Liberty and CardWorks, L.P. (the “Parties”) entered into an Amendment to the Agreement pursuant to which the Parties extended the termination date of the Agreement. The Parties executed Amendments No. 2, No. 3, No. 4 and No. 5 to the Agreement on April 12, 2006, April 26, 2006, May 18, 2006 and June 14, 2006, respectively, pursuant to which the Parties further modified the termination date.

On June 14, 2006, the Parties executed Amendment No. 6 to the Agreement, which provided that any lien created on CardWorks, Inc. common stock in connection with a loan to CardWorks, L.P. or its affiliates from Merrill Lynch Mortgage Capital Inc. (the “Merrill Loan”) would be satisfied by partial payment from Liberty upon the closing of the acquisition. Under Amendment No. 6, the Parties also agreed to extend the termination date of the Agreement to October 2, 2006. In addition, the Parties agreed to modify the purchase price for CardWorks, Inc. such that Liberty will pay (i) $300,000,000 if the closing occurs on or prior to September 1, 2006 or (ii) $302,500,000 if the closing occurs after September 1, 2006 but prior to October 2, 2006.

On June 30, 2006, the Parties executed Amendment No. 7 to the Agreement, which provided for the immediate effectiveness of Amendment No. 6 and that CardWorks, L.P. could terminate the Agreement at any time on or before the earlier of (i) July 12, 2006 and (ii) the closing of the Merrill Loan. In addition, the Parties agreed that Liberty would not be responsible for reimbursing CardWorks, L.P. or its affiliates for the interest on and certain fees related to the Merrill Loan in the event that the acquisition did not close by October 2, 2006.

A copy of Amendment No. 7 to the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1	Amendment No. 7 to Stock Purchase Agreement, dated as of June 30, 2006, by and between CardWorks, L.P. and Liberty Acquisition, Inc.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUCREDIT CORPORATION

Dated: July 5, 2006	By:	/s/ J.Paul Whitehead, III
	Name:	J.Paul Whitehead, III
	Title:	Chief Financial Officer

EXHIBIT INDEX

Form 8-K

July 5, 2006

Filed
Exhibit No.	Description	Herewith	By Reference
2.1	Amendment No. 7 to Stock Purchase Agreement	X